Conformis and Stryker Execute Development,
License and Distribution Agreements

Deal to Cover Patient-Specific Instrumentation Used in Knee Arthroplasty

BILLERICA, Mass., October 1, 2019 (GLOBE NEWSWIRE) -- Conformis, Inc. (NASDAQ: CFMS), a medical technology company that uses its proprietary iFit Image-to-Implant technology platform to develop, manufacture, and sell patient-specific joint replacement implants designed to fit each patient’s unique anatomy, announced today that it has entered into definitive agreements to sell and license to Stryker Corporation, one of the world’s leading medical technology companies, certain assets relating to Conformis’ patient-specific instrumentation (PSI) technology, and to develop, manufacture, and supply PSI for use in connection with Stryker’s knee implant offerings.

Under the terms of the agreements, Conformis will receive $14M up-front and up to an additional $16M in milestone payments for selling, licensing, and developing part of its intellectual property portfolio to Stryker in order to design, manufacture, and commercialize PSI for use in Stryker’s knee implant offerings, including the market-leading Triathlon Total Knee System. Conformis has also entered into a long-term distribution agreement with Stryker, under which Conformis will supply PSI to Stryker.

Conformis’ proprietary PSI technology utilizes a CT-based 3D model to create single-use, disposable instrumentation for a personalized patient solution.

“Innovations in healthcare are being driven by advancements in personalized medicine,” said Mark Augusti, President and CEO of Conformis. “Conformis is excited to partner with Stryker—a leader in orthopaedic surgical innovation—to further expand CT-based solutions to the market. Such solutions are the future of healthcare, enabling surgeons to provide personalized care based on a patient’s unique anatomy.”

About Conformis, Inc.

Conformis is a medical technology company that uses its proprietary iFit Image-to-Implant technology platform to develop, manufacture, and sell joint replacement implants that are designed and manufactured to fit and conform to each patient’s unique anatomy.  Conformis offers a broad line of patient-conforming total and partial knee systems and a hip system that includes sterilized, single-use instruments delivered in a single package to the hospital.  Conformis owns or exclusively in-licenses issued patents and pending patent applications that cover patient-specific implants and instrumentation for all major joints.

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CONTACT:
Investor Relations
ir@conformis.com
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